Exhibit 99.1
 A NASDAQ Traded Company - Symbol HBNC  May 3, 2018

 This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in Horizon’s Annual Report on Form 10-K. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.  Forward-Looking Statements

 Mark E. SecorExecutive Vice President & Chief Financial Officer  *

 A Growth Story  *

 *  Growth Transformation  Footnote Index included in Appendix

 Branches  *  Legacy Footprint 2007  Locations – 16Counties – 6  Indiana  Ohio  Illinois  Michigan

   BranchesLoan Production OfficesNew Branch in 2018    7  Growth Footprint 2018        Locations – 65Counties – 27      Michigan  Illinois  Indiana  Ohio

 BranchesLoan Production OfficesNew Branch in 2018  *  Growth Footprint 2018  Locations – 65Counties – 27  Michigan  Illinois  Indiana  Ohio

 ($ in Millions)  2012  2017  CAGR  OrganicCAGR  Commercial  $460  $1,618  29%  15%  Res. Real Estate  441  701  10%  (7)%  Consumer  289  513  12%  7%  Total  $1,190  $2,833  19%  6%  *  High Quality, Well Diversified Loan Portfolio  2012  2017

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  *  Footnote Index included in Appendix

 Managing Commercial Real Estate Concentration Risk  December 31, 2017  *  Footnote Index included in Appendix

 *  Strong Core Deposit Mix  2012  ($ in Millions)  2012  2017  CAGR  OrganicCAGR  2017 YTD Cost  Non-interest  $209  $602  24%  11%  0.00%  Interest  770  1,712  17%  4%  0.17%  CDs  315  567  12%  -15%  1.06%  Total  $1,294  $2,881  17%  2%  0.39%  2017

 *  Commercial Loan Balances  Decreasing Funding Costs  (2)

 *  Wealth Management Key Driver Of Fee Income  ($’s in millions)  ($’s in millions)

 Core Diluted EPS CAGR 13%    13  Robust Earnings Growth  Footnote Index included in Appendix  (3)  (3)  ($’s in millions)

 Core Diluted EPS CAGR 13%  *  Robust Earnings Growth  Footnote Index included in Appendix  (3)  (3)  ($’s in millions)

 *  Less Dependence on Mortgage Revenue  (5)  Footnote Index included in Appendix  ($’s in millions)

     15  Record First Quarter 2018  Footnote Index included in Appendix  EPS Growth 48%  EPS Growth 13%  ($’s in millions)  (6)  (6)

 *  Record First Quarter 2018  Footnote Index included in Appendix  EPS Growth 48%  EPS Growth 13%  ($’s in millions)  (6)  (6)

 Craig M. DwightChairman & Chief Executive Officer  *

 *

 Horizon’s Resilient History  *  Day 1  50th Anniversary  60th Anniversary  100th Anniversary  145th Anniversary  National Banking Act of 1863  Roaring 20’s  Great Depression  1973 Gas Embargo  Great Recession  President Ulysses S. Grant  October 1929 Stock Market Crash  1933 Banking Act Creates the FDIC  1972 Horizon’s First ATM1979 Deregulation of Interest Rates  2007 1st Smart Phone SoldHorizon Survives 29 Recessions over 145 Years    FDIC Deposit Insurance N/A  FDIC Deposit Insurance $2,500  FDIC Deposit Insurance $40,000  FDIC Deposit Insurance $250,000  1873  1923  1933  1973  2018

 145 Years of Growth      Asset CAGR 9.4%

 145 Years of Growth  *  Asset CAGR 9.4%

 Creating Shareholder Value  *

A Company on the Move

	2002-2007	2008-2010	2011-2013	2014-2015	2016	2017-1Q18
Organic Expans. (11)	St. Joseph S. Bend Elkhart Lake County	Kalamazoo	Indianapolis	Carmel	Ft. Wayne Grand Rapids	Columbus(7) Noblesville(8) Holland(8)
M&A (13)	Anchor Mortgage Alliance	American Trust	Heartland	1st Mortgage Summit Peoples	Farmers LaPorte CNB	Bargersville Lafayette Wolverine

❖ Footnote Index included in Appendix

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Growth Opportunities Abound


Growth Markets
Future Markets
Midland
Grand Rapids
Michigan
Troy
Kalamazoo
Ann Arbor
South Bend
NW Indiana
Warsaw
Fort Wayne
NW Ohio
Illinois
Lafayette
Indiana
Ohio
Indianapolis
esri

© 2018 S&P Global Market Intelligence All rights reserved. Esri, HERE, DeLorme, MapmyIndia, © OpenStreetMap contributors

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 22

 Considerable Market Share Opportunities  *  Footnote Index included in Appendix

 *  Scale Drives Shareholder Value(as of April 30, 2018)  Footnote Index included in Appendix

 *  Number of Banks Headquartered in Indiana and Michigan (12)  M&A Opportunities  On average, 5% decline per year  Footnote Index included in Appendix  9  24  13  9  10  9  14  13  17  8  16

 *  Increased Liquidity &Dividends  Footnote Index included in Appendix  Stock Split  Avg. Volume  Annual Dividends

HORIZON BANK

Proven Track Record

- Historical Financial Performance Illustrates Ability to Execute
  - 10-year asset and net income CAGR of 12% and 15%, respectively
  - Thirteen acquisitions and eleven market expansions since 2002
  - Capacity to take additional market share
- Consistent, Well Executed and Disciplined Business Strategy
- Entering the "Sweet-Spot" for Performance and Multiples
- Aptitude and Skill to Continue Mergers and Acquisitions
- Increased Liquidity and Dividends

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 Horizon Outperforms the Market For Total Shareholder Return(as of April 30, 2018)  *  Horizon Bancorp: 5-Year Total Return Comparison  Footnote Index included in Appendix

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 Appendix  *

 *  Footnote Index  Slide 5(1) Based on the daily trading volume during the fourth quarters of 1997, 2007 and 2017, respectively.Financial data in millions, except for stock price, as of December 31, 1997, 2007 and 2017, respectively. Slide 9Percent of total commercial loans as of December 31, 2017.Slide 11(2) Excludes the impact of one-time prepayment penalties totaling $4.8 million incurred during the 4th quarter of 2016. The cost of funds including the one-time prepayment penalty totaling $4.8 million was 0.92%.Slide 13(3) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact.(4) 2012 results benefited from a record level of mortgage loan production volume and mortgage warehouse loan balances.Slide 14(5) Mortgage Revenue is defined as interest and fee income from mortgage warehouse loans plus gain on sale of mortgage loans.Slide 15(6) Core net income and core diluted EPS exclude one-time merger expenses, gain on sale of securities, death benefit on bank owned life insurance, prepayment penalties on borrowings, gain on the remeasurement of equity interest in Lafayette Community Bancorp and tax reform bill impact.Slide 21(7) Columbus location closed February 2018.(8) Planned new locations for 2018.

HORIZON BANK

Footnote Index (cont.)

- **Slide 23**
  - (9) All Key Markets are MSAs, except for Northwest Indiana which consists of Lake and Porter Counties.
  - (10) Deposit Market Share as of June 30, 2017.
  - (11) Large Institutions defined as total assets greater than or equal to $10.0 billion at June 30, 2017.
- **Slide 24**
  - Financial data as of December 31, 2017; market data as of April 30, 2018. Nationwide publicly traded banks, excluding merger targets.
- **Slide 25**
  - (12) Indiana and Michigan commercial banks, savings banks and savings & loan institutions as of December 31st of each respective year.
- **Slide 26**
  - Average daily trading volume and annual dividend amounts adjusted for the following stock splits: October 2001 3:1, October 2003 3:2, December 2011 3:2, November 2012 3:2 and November 2016 3:2.
- **Slide 28**
  - As of April 30, 2018. SNL U.S. Bank includes all Major Exchange Banks in SNL's coverage universe.
- **Slide 34-36**
  - Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts and one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure.

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*  Non-GAAP Reconciliations  See Footnote Index in Appendix

 *  Non-GAAP Reconciliations  See Footnote Index in Appendix

 *  Non-GAAP Reconciliations  See Footnote Index in Appendix